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                                                                    Exhibit 10.2
                                                                    ------------

                      AMENDED AND RESTATED PROMISSORY NOTE
                     (Acquisition/Revolving Line of Credit)
                                  (LIBOR Rate)

$600,000,000.00                          Charlotte, North Carolina

                                         August 15, 2001


     FOR VALUE RECEIVED, SONIC AUTOMOTIVE, INC., a Delaware corporation ("Borrower"), whose address is 6415 Idlewild Road, Suite 109, Charlotte, North
  --------
Carolina 28212, promises to pay to FORD MOTOR CREDIT COMPANY, a Delaware corporation, ("Lender"), or order, at 6302 Fairview Road, Suite 500, Charlotte,
               ------
North Carolina 28210, or at such other place as Lender may from time to time in writing designate, in lawful money of the United States of America, the principal sum of SIX HUNDRED MILLION AND 00/100 DOLLARS ($600,000,000.00), or so much thereof as may be advanced from time to time, together with interest, adjusted monthly, on the principal balance outstanding from time to time (the "Principal Balance"), in like money, from the Effective Date (as defined herein)
 -----------------
of this Amended and Restated Promissory Note (this "Note"), to and including the
                                                    ----
Termination Date, at the following rates in effect from time to time (referred to collectively as the "Applicable Rate"):
                        ---------------

     (a) From the Effective Date to and including August 14, 2004, with respect to the lesser of (1) that portion of the Principal Balance funded by and owing to Lender, aggregating $75,000,000.00, and having been advanced as of the earliest dates, and (2) Lender's Ratable Share of the Principal Balance outstanding from time to time (either such amount, as the case may be, is referred to as the "Fixed Sum"), the rate of seven and twenty three hundredths
                    ---------
percent (7.23%) per annum; and

     (b) with respect to that portion of the Principal Balance in excess of the Fixed Sum, and with respect to the Fixed Sum from and after August 15, 2004, the LIBOR Rate plus two and fifty hundredths percent (2.50%) per annum.

     Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement dated August 10, 2000, as amended by the Amended and Restated Credit Agreement dated June 20, 2001, as amended by the Amendment to Credit Agreement dated as of even date herewith, among Borrower, the Lender and certain other lender parties thereto, and Lender, as Agent for all lender parties (the "Agreement").
                                       ---------

     The term "Effective Date" means August 15, 2001.
               --------------

     Borrower promises to pay interest on the unpaid principal balance outstanding until such principal amount is paid in full, at the Applicable Rate, and payable at such times as are specified in the Agreement.

     Both principal and interest are payable in lawful money of the United
States of America to the Agent under the Agreement, in same day funds.   Each
Advance owing to the Lender by the Borrower, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of

165435 ($525,000,000)
186565 ($75,000,000)

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this Note; provided, however, that the failure of the Lender to make any such recordation or endorsement will not affect the Obligations of the Borrower under this Note.

     This Note is one of the Notes referred to in, and is entitled to the benefits of, the Agreement. The Agreement, among other things, (i) provides for the making of Advances by the Lender to or for the benefit of the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and (iii) contains provisions for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. In addition to the terms of prepayments described in the Agreement, should Borrower prepay the Principal Balance such that Lender's Ratable Share (as defined in the Agreement) of the Principal Balance is reduced to less than $75,000,000.00, then in addition to paying interest accrued on such amounts being prepaid through the day of prepayment, Borrower shall also pay to Lender the full amount of the Breakage Fees (as defined in the Agreement). Any prepayments and the payment of Breakage Fees will be made in the manner set forth in Section 2.2 (A) of the Agreement.

     The Obligations of Borrower under this Note and the Loan Documents, and the obligations of the Dealership Guarantors and any other parties to the loan are secured by the Collateral as provided in the Loan Documents.

     In no circumstance may the aggregate principal amount of all Advances (as
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defined in the Agreement) outstanding under the Notes (as defined in the
------------------------------------------------------------------------
Agreement) exceed  the aggregate amount of all Lender's Commitments (as more
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specifically set forth in the Agreement).
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     IN WITNESS WHEREOF, Borrower, intending to be legally bound hereby, has duly executed this Note under seal, the day and year first above written.



                                  SONIC AUTOMOTIVE, INC.,
                                  a Delaware corporation



                                  By:  /s/ Theodore M. Wright      (SEAL)
                                       ---------------------------
                                  Name:  Theodore M. Wright
                                  Title: Vice President




                      [SIGNATURE PAGE TO PROMISSORY NOTE]

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